UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of report (Date of earliest event reported):     June 24, 2003
                                                      -------------



                        SCHNITZER STEEL INDUSTRIES, INC.
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             (Exact name of registrant as specified in its charter)



         OREGON                       0-22496                93-0341923
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(State or other jurisdiction        (Commission             (IRS Employer
    of incorporation)               File Number)          Identification No.)


        3200 N.W. Yeon Ave.
        P.O. Box  10047
        Portland, OR                                                97296-0047
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(Address of principal executive offices)                            (Zip Code)



Registrant's telephone number including area code:       (503) 224-9900
                                                   ---------------------------


                                   NO CHANGE
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         (Former name or former address, if changed since last report.)

Item 9.  Regulation FD Disclosure

     On June 24, 2003, Schnitzer Steel Industries, Inc. issued a press release announcing financial results for the quarter and nine months ended May 31, 2003. A copy of this press release is being furnished as an exhibit to this report on Form 8-K. The information contained in this report on Form 8-K is being furnished to the U.S. Securities and Exchange Commission (the "Commission") pursuant to Item 12 under Item 9 of Form 8-K as directed by the Commission in Release No. 34-47583.

Item 7.  Financial Statements and Exhibits

Exhibit
Number     Exhibit Title
-------    -------------

99.1 Press release dated June 24, 2003, along with financial highlights, consolidated statement of income and selected operating statistics.










                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                              SCHNITZER STEEL INDUSTRIES, INC.
                                              (Registrant)










Date:  June 24, 2003                          By: /s/Barry A. Rosen
     -----------------                           -----------------------------
                                                  Barry A. Rosen
                                                  Vice President, Finance and
                                                  Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit
Number     Exhibit Title
-------    -------------
99.1 Press release dated June 24, 2003, along with financial highlights, consolidated statement of income and selected operating statistics.